     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1999


                                                      REGISTRATION NO. 333-72185
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                               CERUS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                              68-0262011
             (STATE OF INCORPORATION)                         (I.R.S. EMPLOYER IDENTIFICATION NO.)

                         2525 STANWELL DRIVE, SUITE 300
                               CONCORD, CA 94520
                                 (925) 603-9071
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               STEPHEN T. ISAACS
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               CERUS CORPORATION
                         2525 STANWELL DRIVE, SUITE 300
                               CONCORD, CA 94520
                                 (925) 603-9071
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

                 ALAN C. MENDELSON, ESQ.                                       DAVID J. SEGRE, ESQ.
                  HOWARD G. ERVIN, ESQ.                                  WILSON SONSINI GOODRICH & ROSATI
                   ANDREA VACHSS, ESQ.                                       PROFESSIONAL CORPORATION
                   COOLEY GODWARD LLP                                           650 PAGE MILL ROAD
             ONE MARITIME PLAZA, 20TH FLOOR                                     PALO ALTO, CA 94306
                 SAN FRANCISCO, CA 94111                                          (650) 493-9300
                     (415) 693-2000

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
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

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

        The exhibits listed in the Exhibit Index are filed as part of this Registration Statement.

        (a) EXHIBITS.


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  1.1*     Form of Underwriting Agreement.
  3.1*     Amended and Restated Certificate of Incorporation(1).
  3.2*     Bylaws(1).
  5.1*     Opinion of Cooley Godward LLP.
 23.1      Consent of Ernst & Young LLP, Independent Auditors.
 23.2      Consent of Cooley Godward LLP (Reference is made to Exhibit
           5.1).
 24.1*     Power of Attorney.
   27*     Financial Data Schedule.


---------------

 *  Previously filed.

(1) Filed as an exhibit to Cerus' Registration Statement on Form S-1 (No. 333-11341) and incorporated by reference herein.

        (b) FINANCIAL STATEMENT SCHEDULES.


        Schedules are omitted because they are not required, they are not applicable or the information is already included in the financial statements or the notes thereto.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Concord, State of California, on the 29th day of March, 1999.


                                          CERUS CORPORATION

                                          By:     /s/ STEPHEN T. ISAACS
                                            ------------------------------------
                                                     Stephen T. Isaacs
                                               President and Chief Executive
                                                           Officer

        Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                    TITLE                        DATE
                  ---------                                    -----                        ----
            /s/ STEPHEN T. ISAACS              President, Chief Executive Officer and  March 29, 1999
---------------------------------------------  Director (Principal Executive Officer)
              Stephen T. Isaacs

                      *                        Chief Financial Officer and Vice        March 29, 1999
---------------------------------------------  President, Finance (Principal
              Robert E. Miller                 Financial and Accounting Officer)

                      *                        Director                                March 29, 1999
---------------------------------------------
                 B.J. Cassin

                      *                        Director                                March 29, 1999
---------------------------------------------
               John E. Hearst

                      *                        Director                                March 29, 1999
---------------------------------------------
              Peter H. McNerney

                      *                        Director                                March 29, 1999
---------------------------------------------
                Dale A. Smith

                      *                        Director                                March 29, 1999
---------------------------------------------
              Henry E. Stickney

         *By: /s/ STEPHEN T. ISAACS
   ---------------------------------------
              Stephen T. Isaacs
              Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
  23.1       Consent of Ernst & Young LLP, Independent Auditors.